                                                                   EXHIBIT 10.18

                                MASTER AGREEMENT
                                    FOR THE
                               SALE AND PURCHASE
                                       OF
                                   MORTGAGES
                                 BY AND BETWEEN
                          ASTORIA FEDERAL SAVINGS AND
                              LOAN ASSOCIATION AND
                           Michael Strauss, Inc. dba
                             American Home Mortgage

                                     INDEX

                                                                            PAGE

I. Recitals                                                                    4

II. Definitions                                                                5

      (A) Agreement                                                            4
      (B) Loan to Value Ratio                                                  4
      (C) Loan                                                                 4
      (D) "Marked-Up" Title Insurance Policy, Binder or Certificate            4
      (E) Mortgage                                                             4
      (F) Essential Mortgage File Documents                                    4
      (G) Mortgage Loans                                                       5
      (H) Mortgaged Property or Subject Property                               5
      (I) Mortgagor or Borrower                                                5
      (J) Note                                                                 5
      (K) Purchase Price                                                       5
      (L) Related Assets                                                       5
      (M) Settlement Date                                                      5
      (N) Servicing Date                                                       5
      (0) Underwriting Guidelines/Purchasing Guidelines                        5

III. Offer to Sell and Acceptance of Offer                                     6

      (A) Offer                                                                5
      (B) Acceptance                                                           6

IV. Purchase and Sale of Loans                                               6-7

      (A) Delivery of Loans                                                    6
      (B) Purchase and Sale                                                    6
      (C) Purchase Price                                                       6
      (D) Payment of Purchase Price                                            7
      (E) Premium Rebate                                                       7

V. Representations and Warranties of Seller                                 7-11

      (A) Representations and Warranties of the Seller - General             7-8
      (B) Representations and Warranties of the Seller As to Each Loan      8-11

VI. Breach of Representations and Warranties                               11-13

      (A) Remedy For Breach                                                   11

      (B) Reassignments                                                       12
      (C) Buy-Back Price                                                      11
      (D) Definition of Loss                                                  12
      (E) Remedy For Non-Delivery of Documents                                12
      (F) Remedy For First Payment Default                                    12
      (G) Remedy to Insure Accuracy of Real Estate Appraisals                 13

VII. Representations and Warranties of the Buyer                              13

VIII. Relationship of the Parties                                             13

IX. Opinion of Counsel                                                        14

X. Designation of Authorized Officers                                         14

XI. Miscellaneous                                                          14-26

(A) Additional Covenants                                                      14
(B) Survival of Covenants, Agreements, Representations and Warranties,
    Successors and Assigns                                                    15
(C) Severability                                                              15
(D) Attorneys' Fees                                                           15
(E) Waivers                                                                   15
(F) Notice                                                                    15
(G) Insurance Prepayment                                                      16
(H) Assignment                                                                16
(I) Captions                                                                  16
(J) Entire Agreement                                                          16
(K) Governing Law                                                             16
(L) Termination                                                               16
(M) Arbitration, Jurisdiction and Venue                                    16-17
(N) Endorsements                                                              17
(O) Attachments                                                            18-26

      This Master Agreement for Sale and Purchase of Mortgages is made this 19th day of April, 1994, by and between Astoria Federal Savings and Loan Association, located at One Astoria Federal Plaza, Lake Success, New York 11042 - 1085, a Corporation organized and existing under the laws of the United States of America ("Buyer") and Michael Strauss, Inc. dba American Home Mortgage located at 60 East 42nd Street New York, NY 10165 a Corporation organized and existing under the laws of New York ("Seller").

I. RECITALS

            WHEREAS, the Seller desires from time to time to offer for sale to the Buyer and the Buyer desires from time to time to purchase from the Seller on the terms and subject to the conditions set forth herein certain Loans owned by the Seller evidenced by notes and secured by mortgages of the agreed-upon priority on real property owned by the borrowers ("Borrowers").

            WHEREAS, the Buyer and the Seller desire to enter into this agreement to govern the sale and purchase of said Loans.

      Now, therefore, in consideration of the above recitals and the mutual covenants contained herein, the parties hereto hereby agree as follows:

II. DEFINITIONS

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            (A) Agreement: shall mean this Agreement as it may be amended and supplemented from time to time. The parties agree that this Agreement shall be used as the master sale and purchase agreement for those loans purchased by Buyer from Seller in the future, unless otherwise agreed in writing by the parties.

            (B) Loan to Value Ratio: shall mean the sum of the original principal amount of the Mortgage Loan and the outstanding principal balance of the first Mortgage (the "First Mortgage"), if any, at the time of origination of the Mortgage loan divided by the lesser of the original purchase price of the Mortgaged Property, if Borrower purchased the Mortgaged Property within twelve
(12) months of the Mortgage Loan origination date, or the appraised value of the Mortgaged Property.

            (C) Loan: the Note, the related Mortgage and the Related Assets are referred to as "Loan," and collectively as "Loans."

            (D) Marked-Up Title Insurance Policy, Binder, Commitment or
Certificate: a title insurance report, binder, commitment or policy as further defined in Article V.(B)(ix) of this Agreement which an authorized representative of the title insurer has marked to reflect that all liens, mortgages, claims, assessments, defects, encumbrances and other exceptions affecting or against the Mortgaged Property have been removed and are insured against in favor of the Seller, its successors and assigns, by the title insurance company unless otherwise agreed or approved by the Buyer in writing.

            (E) Mortgage: the Note, bond, deed of trust, Mortgage, mortgage warranty, extension agreement, assumption of indebtedness, assignment and any other documents constituting the basic instruments for real estate security on real property owned by the Borrower in the state in which the Mortgaged Property is located.

            (F) Essential Mortgage File Documents: as to each Mortgage Loan, the original of the Note, Mortgage, title insurance policy including endorsements or Marked-Up Title Commitment. Related Assets and the additional documents as described in Attachment A, attached hereto and made a part hereof, as applicable.

            (G) Mortgage Loans: the Loans identified in the Schedule of Loans Delivered as from time to time are subject to this Agreement.

            (H) Mortgaged Property or Subject Property: the residential real property subject to the Mortgage which secures the Mortgage Loan.

            (I) Mortgagor or Borrower: the obligor under a Mortgage Loan.

            (J) Note: the original Note or bond or other evidence of indebtedness evidencing the indebtedness of the Borrower/Mortgagor under a Mortgage Loan.

            (K) Purchase Price: the purchase price for the Loan(s) described on each Schedule of Loans Delivered shall be an amount as of the Settlement Date equal to the sum of the: (1) unpaid principal balances of the Note(s) as described in Section II(N) below; (2) all interest accrued (up to but not including the Settlement Date) but unpaid on the Note(s) (prorated on a 30-day month - 360-day year); and (3) any premiums due Seller, if applicable, in accordance with the Approval Advice or Schedule of Loans Delivered; (4) less any discount due Buyer, if applicable, in accordance with the Approval Advice or Schedule of Loans Delivered less any amount of escrowed funds collected by Seller at closing, as set forth in the applicable HUD 1 settlement statement or current payment history satisfactory to Buyer.

            (L) Related Assets: the documents as further defined in Article IV(A)(iv) of this Agreement.

            (M) Settlement Date: the date of the funding or payment of the Purchase Price by the Buyer for Loans purchased pursuant to this Agreement. Each Settlement shall be held at the offices of Astoria Federal Savings and Loan Association, One Astoria Federal Plaza, Lake Success, New York 11042 - 1085.

            (N) Servicing Date: Mortgage Loans Funded up to the last business day prior to and including the tenth (10th) calendar day of the month will have an effective transfer of servicing date as of the first (1st) day of the first
(1st) month following purchase. Mortgage Loans either Funded after the tenth
(10th) calendar day of the month or Mortgage Loans Closed and Funded in the same month will have an effective transfer of servicing date as the first (1st) day of the second (2nd) month following the month in which the Mortgage Loan is Funded.

            (O) Underwriting Guideline / Purchasing Guideline: Attachment B attached hereto and made a part hereof as may from time to time be amended by Buyer.

III. OFFER TO SELL AND ACCEPTANCE OF OFFER

            (A) Offer. The Seller may offer from time to time to submit to the Buyer a list of the Loans, along with the Essential Mortgage File Documents, as defined herein, for each of the Loans, for the Buyer's review. The Buyer shall then deliver to the Seller a Schedule of Loans Delivered on which the Buyer has indicated which Loans, if any, the Buyer is offering to purchase from the Seller and the Purchase Price for the Loans Buyer is willing to purchase.

            (B) Acceptance. The Seller shall endorse the Notes and Mortgages evidencing the Loans on which the Seller agrees to accept the Buyer's offer to purchase. Such endorsement shall constitute the Seller's acceptance of the Buyer's offer to purchase the indicated Loans pursuant to the terms and conditions of this Agreement.

            On occasion, Buyer may issue to Seller a written Approval Advice in the form attached hereto, made a part hereto and marked Attachment C to cover a specific Loan purchase by Buyer hereunder which is approved by Buyer in advance of said specific Loan being made by Seller. Any purchase made hereunder that is subject to an Approval Advice shall be governed first by the terms of such Approval Advice and then by the terms of this Agreement, and to the extent of a conflict between the Approval Advice and this Agreement, the Approval Advice shall govern for that purchase and only that purchase.

            Buyer shall have the absolute and sole discretion and option to agree or decline to purchase any Loan(s) submitted by Seller for review.

IV. PURCHASE AND SALE OF LOANS

            (A) Delivery of Loans on or before the business day immediately preceding each Settlement Date, the Seller shall deliver to the Buyer the following for each Loan purchased:

                  (i) Those Loans described by the Buyer on each Schedule of Loans Delivered which are purchased by Buyer pursuant to this Agreement.

                  (ii) The agreed-upon priority liens and/or Mortgages on Subject Property.

                  (iii) The Note(s) and the Mortgage(s) endorsed by an authorized Officer of Seller to the Buyer pursuant to the language set forth on Attachment D, attached hereto and made a part hereof together with an individual assignment to the Buyer (certified copy of the recorded assignment) and originals of all intervening assignments, if any, of the Seller's beneficial interest in the Mortgage, showing a complete chain of title from origination to the Seller, including warehousing assignment, with evidence of recording thereon.

                  (iv) Any and all documents, instruments, collateral, agreements, and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Notes and/or Mortgages or related thereto, including, without limitation, properly endorsed current insurance policies (private mortgage insurance, if applicable; flood insurance, if applicable; hazard insurance; title insurance; and any other applicable insurance policies) covering the Subject Property or relating to the Notes and all files, books, papers, ledger cards, reports and records including, without limitation, loan applications, Borrower financial statements, separate assignment of rents, if any, credit reports and appraisals, relating to the Loans (the "Related Assets"). In all cases the Related Assets shall be the original documents.

                  (v) The Essential Mortgage File Documents, including all writings evidencing the Loan(s) purchased by Buyer. In all cases, these documents shall be the original documents.

                  (vi) In the event that Seller cannot deliver to Buyer a duly recorded assignment of Mortgage or any other document required to be recorded under this Agreement on the Settlement Date solely because of a delay caused by the public recording office where such document(s) has been delivered for recordation, Seller shall deliver to the Buyer a certified copy of each such document(s) with a statement thereon signed by an Officer of the Seller certifying each to be a true and correct copy of document(s) delivered to the appropriate public recording official for recordation. Seller shall deliver to Buyer such recorded document(s) with evidence of recording indicated thereon no later than 15 days after Seller receives such documents, but in any event, no later than 90 days from the Settlement Date.

            (B) Purchase and Sale. On each Settlement Date hereunder, Seller shall sell, assign, transfer, convey and deliver to Buyer all of its right, title and interest in and to the Loans, assets and documents as more fully enumerated and set forth in Article IV(A)(i) through (vi) inclusive, which is incorporated herein by reference.

            (C) Purchase Price. The Purchase Price for the Loans described on each Schedule of Loans Delivered shall be an amount as defined in Article II(K) above. The Purchase Price shall be payable as set forth in Article IV (D) below.

            (D) Payment of Purchase Price. On each Settlement Date, the Purchase Price shall be paid as follows: The Buyer shall deposit funds by wire transfer to the Seller's bank at: Independence Savings Bank, 130 Court Street, Brooklyn, NY 11201.

            (E) Premium Rebate. In the event that a premium is paid by the Buyer to the Seller on a Loan and/or such Loan is prepaid by the Borrower, other than by a refinancing by the Buyer or any of its subsidiaries or affiliates or a refinancing by the Seller which is purchased by the Buyer, within twelve (12) months of Settlement Date of such Loan, the Seller shall, upon demand by the Buyer, refund to the Buyer, in the appropriate percentage specified below, the premium paid by the Buyer to the Seller. In the event such Loan is prepaid within one hundred eighty (180) days of the Settlement Date of such Loan, the refund due Buyer from Seller will equal one hundred (100%) percent of the premium paid to Seller by Buyer for such Loan. In the event the Loan is prepaid during the period of one hundred eighty-one (181) days to three hundred and sixty (360) days of the Settlement Date of such Loan, the refund due Buyer from Seller will equal two-thirds (2/3) of the premium paid to Seller by Buyer. In the event such Loan is prepaid later than twelve (12) months from the Settlement Date of such Loan, no refund shall be due.

V. REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (A) Representations and Warranties of the Seller - General. It is understood and agreed by Seller and Buyer that as a material inducement to Buyer to enter into this agreement the Seller hereby represents and warrants to the Buyer as follows:

                  (i) The Seller is an organization as set forth in the introductory paragraph of this Agreement and is duly organized, validly existing and in good standing under the laws of the state or place of its incorporation and is duly qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased or the nature of the business transacted by it makes qualification as a foreign corporation necessary.

                  (ii) The execution and delivery of the Agreement by the Seller and the performance by the Seller of the obligations to be performed by it hereunder have been duly authorized by all necessary corporate or other similar action. Prior to the first Settlement Date, the Seller shall deliver to the Buyer certified copies of relevant corporate or similar resolutions and a good standing certificate for the state of its incorporation and, as requested by Buyer, for each state in which Seller is registered or authorized to do business. It is within Buyer's discretion to periodically request good standing certificates for all states in which Seller is registered or authorized to do business.

                  (iii) The execution and delivery of this Agreement by the Seller and the performance by the Seller of the obligations to be performed by it hereunder do not, and will not, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller or to the charter or bylaws of the Seller. All parties which have had any interest in the Mortgages, whether as mortgagee, assignee (other than Buyer or assignee of Buyer) or pledgee are (or during the period in which they held and disposed of such interest, were) in compliance with all applicable licensing requirements of the federal, state, and local government wherein the Subject Property is located.

                  (iv) The execution and delivery of this Agreement by the Seller and the performance by the Seller of the obligations to be performed by it hereunder do not and will not result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Seller is a party or by which it or its properties may be bound or affected.

                  (v) This Agreement constitutes, when duly executed and delivered by the Seller, a legal, valid and binding obligation of the Seller enforceable against the Seller according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws affecting creditors' rights in general, including equitable remedies.

                  (vi) There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against or affecting the Seller or the properties of the Seller before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Seller, would have a material adverse effect on the financial condition, properties or operation of the Seller. Any consent by the Buyer to purchase Loans pursuant to this Agreement shall automatically terminate if: (a) a decree or order of a court or agency supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy proceeding or any similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Seller or a Borrower and such decree or order shall have remained in force undischarged or unstated for a period of 60 days; or (b) the Seller or a Borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy or similar proceedings relating to the Seller or relating to all or substantially all of its property; or (c) the Seller or Borrower shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency, reorganization or bankruptcy statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

            (B) Representations and Warranties of the Seller As to Each Loan. It is understood and agreed by Seller and Buyer that as a material inducement to Buyer to enter into this Agreement the Seller hereby represents and warrants to the Buyer as of each Settlement Date with respect to each Loan purchased:

                  (i) The Seller is a holder-in-due-course of each Note within the meaning of the Uniform Commercial Code and is the sole owner of the Loan and has the right to assign and transfer the Loan to the Buyer. The Seller has not sold, assigned or otherwise transferred any right or interest in or to the Loan and has not pledged the Loan as collateral for any loan or obligation of Seller or other purpose. The assignment of the Loan by the Seller to Buyer validly transfers such Loan to Buyer free and clear of any pledges, liens, claims, encumbrances, mortgages, charges, exceptions and/or security interests.

                  (ii) Except as expressly disclosed to and agreed to by the Buyer in writing, each Loan conforms to: (a) Underwriting Guidelines of Buyer, and (b) the conditions of the Approval Advice (if applicable).

                  (iii) All information set forth in any Schedule of Loans Delivered is true and correct in all respects, and all other information furnished to Buyer by Seller with respect to the Loan(s) purchased is true and correct as of the Settlement Date.

                  (iv) Each Note and Mortgage and the Related Assets are in every respect genuine, are the valid instrument they purport on their face to be, are the legal, valid, binding and enforceable obligation of the Borrower thereunder and not subject to any discount, allowance, set off, counterclaim, presently pending bankruptcy or other defense; none of the Notes, Mortgages, or Related Assets are forged or have affixed thereto any unauthorized signature or have been entered into by any persons without the required legal capacity; and no foreclosure (including any non-judicial foreclosure) or any other legal action has been brought by the Seller or any senior lienholder in connection therewith.

                  (v) No instruments other than those delivered herewith are required under applicable law to evidence the indebtedness represented by the Loan(s) or to perfect the lien of the Mortgage(s).

                  (vi) Except as has been disclosed to and agreed to by the Buyer in writing, there is no agreement with the Borrower regarding any variation of the interest rate and schedules of payment (except as described in the Note and Mortgage) or other terms and conditions of the Loan; no Borrower has been released from liability on the Note; and no property has been released from the Mortgage. If the Loan is a variable rate loan, the Seller represents and warrants as of each Settlement Date that all applicable notices required by law or regulation have been provided to the Borrower and that the right to future changes in the interest rate and payment schedules has not been waived by the Seller or any previous holder of the Loan.

                  (vii) The Loan is secured by a valid Mortgage, of the agreed-upon priority, on real property, and such Mortgage has been properly received by the appropriate public recording official to be filed, recorded or otherwise perfected in due course in accordance with applicable law in the appropriate jurisdiction and all recording fees, documentary stamp fees, mortgage tax, transfer tax or other charges, taxes and fees associated with such recording or perfection have been paid in full.

                  (viii) There are no violations of any applicable federal or state law or regulation, including, without limitation, Fair Credit Reporting Act and Regulations, the Federal Truth-in-Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulations, the Federal Debt Collection Practices Act and any federal or state usury laws and regulations. All disclosures required by law, federal, state or local, were properly made by the Seller prior to the closing of the Loan.

                  (ix) The Seller holds a marked-up title policy, title insurance binder or title certificate which is in full force and effect and the premium for which has been paid in full for so long as the Loan shall remain outstanding; which has an insurance limit at least as great as the outstanding principal balance of the Loan; which names the Seller, its successors and assigns as the insured party; and which is issued by a title insurer which has been approved by the Buyer in writing and is qualified to do business in the jurisdiction where the Subject Property is located. Said policy shall:

                        (a) insure the absence of any lien of taxes and other assessments;

                        (b) insures that there are no encroachments on the subject property from adjoining property and that all improvements on the Subject Property are located on the Subject Property within its boundaries and in conformity with any applicable set back requirements, if any, applicable to the property or in the alternative Seller shall deliver to Buyer a current survey of the Subject Property prepared by a duly licensed land surveyor and certified to the Seller its successors and assigns showing that there are no encroachments onto the Subject Property and the improvements are located on the Subject Property within its boundaries and in conformity with any applicable set back requirements, in which case the policy of title insurance may except only that state of facts shown with respect to such survey.

                        (c) disclose whether all taxes and other assessments due as of the date of the policy have been paid in full; and

                        (d) disclose all other matters to which like properties are commonly subject.

                  If the Buyer purchases a Loan having relied on a marked-up title insurance binder or title certificate rather than a title insurance policy, the Seller shall have thirty (30) days to deliver to the Buyer the title insurance policy.

                  (x) As of the Settlement Date, the Seller has transferred to Buyer all of its right, title and interest in the Note(s), Mortgage(s) and Related Assets for each Loan purchased free and clear of any pledge, liens, claims, encumbrances, mortgages, charges, exceptions or security interests together with an individual flood insurance policy (to the extent required by the Flood Disaster Protection Act), the premium for which shall have been paid in full for at least the current policy term, and an individual current hazard insurance policy (including fire and extended coverage and other matters as are customary in the area of the Subject Property), or a blanket policy in lieu thereof, or a certificate if the Buyer agrees in writing to accept a certificate, by a company with a "AAA" rating in Best's Guide (provided that applicable law allows a lender to deny an insurance company based on the Rating System), insuring the Subject Property, with a loss payable clause in favor of the Seller, its successors and assigns in an amount equal to the lower of: (a) the replacement value of the Subject Property, or (b) the unpaid principal balance of the Loan and any senior mortgage or deed(s) of trust loan, the premium for which shall have been paid in full for at least the current policy term, and a policy of private mortgage insurance, if applicable, the premium for which shall have been paid in full for at least one year from the date of closing or the anniversary thereof unless otherwise agreed to by Buyer.

                  (xi) The Note and Mortgage are in a form acceptable for use by FNMA or FHLMC in the geographic area where the Subject Property is located and for the type of property involved or as is otherwise agreed to by the Buyer and Seller in writing and contain customary, valid, legal and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Subject Property of the benefits of the security created thereby.

                  (xii) The proceeds of the Loan have been fully disbursed to the Borrower or on his account; all costs, fees and expenses incurred in the making, closing and recording of the Loan including, but not limited to, recording fees, documentary stamps, mortgage tax, transfer tax, intangible taxes, hazard insurance premiums and any other taxes or assessments due and payable have been paid; there is no requirement for any future advances under the Loan which would require Buyer to make any such advance; and any and all requirements as to completion of on-site and off-site improvements and disbursement of any escrow funds related thereto have been completed. Seller has not and no prior holder of the Mortgage has advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgagor and reflected on the settlement statement delivered to Buyer with respect to such loan.

                  (xiii) There are no mechanic's, materialman's or similar liens or claims which have or may be filed for work, labor or material affecting the Subject Property which are or may be liens prior to or equal with the lien of the Mortgage or any senior mortgage.

                  (xiv) The Subject Property is free of material damage and waste and is in good order and repair and there is no proceeding pending or threatened for the total or partial condemnation of the Subject Property, and the Subject Property is free and clear of all hazardous material.

                  (xv) The outstanding principal balance is correctly stated, all matured obligations pursuant to the Note and Mortgage have been paid or performed, there has been no breach of the terms and conditions of the Loan and the Seller has not waived any defaults, breach, violation or event of acceleration. Any insurance the Seller represents as being in full force and effect is in such full force and effect and Seller has not taken any action or failed to take any action which might cause the cancellation of or otherwise adversely affect the continuation of or benefits otherwise payable pursuant to any such insurance.

                  (xvi) The Seller has no knowledge of any fact as to such Loan which it has failed to disclose which would materially and adversely affect the value or marketability of such Loans.

                  (xvii) The Seller has no knowledge of any impediments to title that adversely affect the value, enjoyment or marketability of the Subject Property.

                  (xviii) Where required by state law, the Seller has filed for record a request for notice of any action by a senior lienholder under a senior lien, and the Seller has notified any superior lienholder in writing of the existence of the Loan and requested notification of any action to be taken against the Borrower by the superior lienholder. The Seller shall, upon request of the Buyer, cooperate in recording a new request for action in favor of the Buyer and in providing superior lienholder with written requests for notification to the Buyer of action against the Borrower.

                  (xix) There is no default, breach, violation or event of acceleration existing under any senior mortgage which, with notice, and the expiration of any grace or cure period, could constitute a default, breach, violation or event of acceleration of either the senior mortgage loan or the Loan.

                  (xx) To the extent allowed by federal law, each Note and Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

                  (xxi) All real estate appraisals made in connection with each Loan shall have been performed in accordance with industry standards in the appraising industry in the area where the appraised property is located by a state registered or certified appraiser as required by federal law. Any variances ascertained pursuant to Article VI(G) of this Agreement greater than five (5%) percent shall constitute conclusive evidence of a breach of this warranty.

                  (xxii) No hazardous or toxic materials or wastes or products regulated by any law or ordinance or asbestos or asbestos products or materials or polychlorinated biphenyls or urea formaldehyde insulation or lead based paints have been used or employed in the construction, use or maintenance of the Subject Property or have ever been stored, treated at or disposed of on the Subject Property.

                  (xxiii) There has not occurred nor has any person or entity alleged that there has occurred, upon the Subject Property any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous material or regulated wastes.

                  (xxiv) The Seller has not, in connection with each Loan purchased by Buyer, incurred any obligation, made any commitment or taken any action which might result in a claim against the Buyer or an obligation by the Buyer to pay a sales or brokerage commission, finder's fee or similar fee in respect to the transactions between Buyer and Seller as described in this Agreement. The Seller agrees to indemnify and hold the Buyer harmless from and against any claims, liabilities, damages or costs (including reasonable attorney fees) relating to any broker, agent or finder or other person, who shall claim to have dealt on behalf of the Seller in connection with the transactions contemplated by this Agreement.

                  (xxv) Seller agrees not to take any action to solicit Borrowers individually in order to effect the refinancing of any Loans previously purchased by Buyer from Seller. In the event a Borrower elects to refinance with Seller a Loan purchased by Buyer from Seller, and such Loan is currently owned or serviced by Buyer or Buyer otherwise retains a financial interest in the Loan, Buyer will have the right of first refusal on the purchase of the refinancing. Buyer will pay to Seller the normal premium percentage on the refinanced Loan, but only on the amount that the refinanced Loan balance exceeds the balance of the original Loan purchased by Buyer from Seller.

                  (xxvi) Seller agrees that Buyer is entitled, at reasonable times and upon reasonable notice to Seller, to audit Seller's origination and servicing procedures and practices and to examine such records and policies relating to mortgage loans as may be necessary to satisfy Buyer that Seller has the ability to originate and service mortgage loans both prior to and after approval.

VI. BREACH OF REPRESENTATION OR WARRANTIES

            (A) Remedies for Breach. In addition to any rights or remedies the Buyer has at law or in equity, if at any time there is a breach of any representation or warranty set forth herein by Seller, the Seller shall upon demand of the Buyer and at the sole option and absolute discretion of Buyer: (1) repurchase the Loan affected for the Buy-Back Price (as defined in Article VI(c) below) within ten (10) days of notification; or (2) if the Loan(s) has been sold by Buyer or the Subject Property has been liquidated or sold by Buyer, the Seller shall, within ten (10) days of notification, pay the Buyer the amount of the loss, (as defined in Article VI(D) below).

            (B) Reassignments. Upon receipt of the Buy-Back Price, in full, in immediately available funds, the Buyer shall assign the Loan affected and any right it may have in the relevant Subject Property to the Seller free and clear of all liens, encumbrances, claims, or interest of any person or entity claiming by, through, or under the Buyer without recourse and shall execute and deliver to the Seller in recordable form an assignment of the Buyer's beneficial interest in the affected Mortgage, as well as other documents necessary to reflect the reassignment of any title protection and insurance policies.

            (C) "Buy-Back Price". The term "Buy-Back Price" shall mean the sum total of: (i) the outstanding principal balance of the Loan, with accrued interest thereon through the date the Loan is repurchased by Seller; (ii) all advances made by Buyer and all charges due from the Borrower, (iii) the total amount, including accrued interest and other expenses paid by the Buyer to any senior lienholder, if any, to secure a priority lien position; (iv) all reasonable and necessary expenses, losses and damages paid or incurred by the Buyer in connection with the Loan or any investigation of said Loan and/or the related collateral, including, but not limited to, property taxes, maintenance costs, interest expense, insurance, appraisals, advertising, sales commissions, reasonable attorney fees, expenses and costs, fines and penalties; and (v) rebate of premium due Buyer, if applicable.

            (D) Definition of "Loss". The term "Loss" shall mean the negative result, if any, of the following calculations: (i) the sum total of: (a) the outstanding principal balance of the Loan, with accrued interest thereon through the date the Loan is sold or the date the collateral is liquidated; (b) all advances by Buyer and all charges due from the Borrower; (c) the total amount paid by the Buyer to any senior lienholder, if any, to secure a first lien position; (d) accrued interest on all Mortgage Loans purchased from senior lienholder from the date such Mortgage Loans were purchased through the date the Loan is sold or the date the collateral is liquidated; and (e) all other reasonable and necessary expenses, losses and damages incurred by and/or paid by the Buyer in connection with the Loan or any investigation of said Loan or the sale or liquidation of the Loan and/or the related collateral, including, but not limited to, reasonable attorney fees, expenses and costs, property taxes, maintenance costs, insurance, appraisals, advertising, sales commissions, fines and penalties; less the (ii) net proceeds from the sale of the Loan or the sale or liquidation of the Subject Property or the collateral.

            (E) Remedy For Non-Delivery of Documents. However, anything to the contrary notwithstanding, in the event that the Seller is required to deliver to the Buyer any documents related to a purchased Loan and the Seller fails to deliver such document in the proper form on the date or within the time period specified by the controlling section of this Agreement, Buyer shall notify the Seller of the breach, and the Seller shall have thirty (30) days from the date of notice to cure the breach. If the Seller has not cured the breach within the thirty (30) day cure period, the Seller shall immediately repurchase the Loan upon Buyer's demand. The Buy-Back Price shall be determined in accordance with
Article VI(C). Any Loan returned by the Buyer pursuant to this paragraph shall be without recourse, representation or warranty.

            (F) Remedy For First Payment Default. However, anything to the contrary notwithstanding, in the event the Borrower fails to make the first payment due to the Buyer within thirty (30) days of the payment due date, regardless of whether such payment is subsequently paid by the Borrower, the Buyer, at its sole and absolute discretion, shall have the right to have Seller repurchase said Loan(s) at the Buy-Back Price.

            (G) Remedy to Insure Accuracy of Real Estate Appraisals. Buyer may, at its own expense, in order to verify the accuracy of real property appraisals prepared for Seller, order a reappraisal of the property secured by a Mortgage. If the reappraisal obtained by Buyer indicates a fair market value which is more than five (5%) percent less than the original appraisal value, then upon receipt by Seller from Buyer of a signed copy of the reappraisal, Seller shall repurchase the Loan at the Buy-Back Price (as defined in Article VI(C), above) and reimburse Buyer for the cost of the appraisal subject to the following: If Seller disputes the validity of the reappraisal prepared by

Buyer's appraiser, Seller may, at its own expense, request Buyer to obtain a third appraisal, and only if such third appraisal is also more than five (5%) percent less than the original appraisal value shall the Seller be required to repurchase the Loan at the Buy-Back Price. Buyer shall choose the appraiser for the third appraisal with Seller's approval, which shall not be unreasonably withheld, but such appraiser must possess the minimum qualifications specified in Buyer's Underwriting Guidelines. The appraisal must be performed in accordance with industry standards or the appraising industry in the area in which the property is located and must be state certified or registered as required by federal law, and the appraiser must be independent with respect to both parties unless otherwise agreed to by the parties. In determining the appropriate appraised value, the review appraiser must determine the appraised value as of the original appraisal date using comparable sales that were available as of the date of the original appraisal. *

            However, anything to the contrary notwithstanding, the Buyer reserves the sole right not to request the Seller to repurchase the Loan should the reappraisal cause the combined Loan to Value not to exceed the maximum allowable combined Loan to Value of the loan under the class under which the loan was purchased.

VII. REPRESENTATIONS AND WARRANTIES OF THE BUYER

            The Buyer hereby represents and warrants to the Seller as follows:

            (A) The Buyer is an organization as set forth in the introductory paragraphs and is duly organized, validly existing and in good standing under laws applicable to its organization's existence.

            (B) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder have been duly authorized by all necessary resolutions.

            (C) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder do not, and will not, violate any provision of any law, rule, regulations, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Buyer or to the charter or bylaws of the Buyer.

            (D) The execution and delivery of this Agreement by the Buyer and the performance by the Buyer of the obligations by it to be performed hereunder do not and will not result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Buyer is a party or by which it or its properties may be bound or affected.

            (E) This Agreement constitutes, when duly executed and delivered by the Buyer, a legal, valid and binding obligation of the Buyer enforceable against the Buyer according to its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights in general, including equitable remedies.

            (F) There are no actions, suits or proceedings pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer or the properties of the Buyer before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which if determined adversely to the Buyer, would have a material adverse effect on the financial condition, properties or operation of the Buyer.

            (G) Buyer has the authority and legal right to make, deliver and perform this Agreement and all transactions contemplated hereunder. No consent of any other party and no consent, license, approval or authorization of, or registration, or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, validity or enforceability of this Agreement or purchase of any Loan, which consent, license, approval, authorization, registration or declaration has not been obtained. Buyer shall make available to Seller copies of any required license upon Seller's request.

--------------------------------------------------------------------------------
* Notwithstanding the terms in this paragraph (G), if an appraisal obtained by buyer indicates a lower value primarily because of a general decline in property values, no remedy will be available to buyer pursuent to this paragraph (G).

VIII. RELATIONSHIP OF THE PARTIES

            It is agreed that the Seller and the Buyer are not partners or joint venturers and that the Seller is not to act as an agent for the Buyer in originating, administering or collecting any Loan, but shall have the status of and shall act in all matters hereunder as an independent contractor.

IX. OPINION OF COUNSEL

            The Seller shall deliver to the Buyer in form and substance satisfactory to the Buyer and its counsel on or before the first Settlement Date hereunder, an opinion of the Seller's independent outside counsel pursuant to Attachment E, attached hereto and made a part hereof, opining on the provisions of Articles V(A)(i) through V(A)(vi), inclusive and the Opinion of Counsel will cover all Loans purchased by Buyer under this Agreement unless the Opinion is rescinded or revoked by the Law Firm rendering the Opinion.

X. DESIGNATION OF AUTHORIZED OFFICERS

            The Seller shall have delivered to Buyer an officer's certificate, attested to by the Secretary of the Seller, stating the names and showing the facsimile signatures of the officers of Seller authorized to execute and deliver this agreement; endorse Note(s), Mortgage(s), and Assignment(s); and authorize the bank accounts for Buyer to utilize for funding the purchase of Loans hereunder.

XI. MISCELLANEOUS

            (A) Additional Covenants.

                  (i) Each party shall, from time to time, execute and deliver or caused to be executed and delivered, such additional instruments, assignments, endorsements, papers and documents as the other party may at any time reasonably request for the purpose of carrying out of this Agreement and the transfers provided for herein.

                  (ii) The Seller shall, upon request of the Buyer, sign a letter, in a form to be approved by the Buyer and in conformity with the terms and conditions hereof, addressed to all the Borrowers on the Loans, announcing the sale evidenced hereby and instructing such Borrowers to recognize the Buyer as the Seller's successor in interest to such Loans.

                  (iii) After any Settlement Date hereunder, the Seller will hold in trust for the Buyer all sums received by the Seller from Borrower(s) on any Loan purchased pursuant to this Agreement and pay them to the Buyer within three (3) business days of the receipt of those sums.

                  (iv) Any and all decisions made by Buyer in good faith to take action or to not take action relative to a Loan, including, but not limited to, the sale or liquidation of a Loan, Subject Property or collateral shall be final and conclusively binding upon Seller in the event Seller does not repurchase a Loan within ten (10) days of notification by Buyer pursuant to Section VI of this Agreement.

                  (v) In order to enforce Buyer's rights under this Agreement, Seller shall, upon the request of Buyer or its assigns, do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put Buyer or its assigns in position to enforce the payment of the Loans and to carry out the intent of this Agreement, including the execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request of Buyer. In addition, Seller hereby irrevocably appoints any officer or employee of Buyer or its assigns its true and lawful attorney to do and perform every act necessary, requisite, proper, or advisable to be done to put Buyer or its assigns in position to enforce the payment of the Loans, its rights under this Agreement, and to carry out the intent of this Agreement, including, but not limited to, the right to sign, execute, endorse and/or assign, and deliver to Buyer or its assigns on behalf of Seller any Mortgage Note,

Mortgage, security interest, or any other Loan document and also any other writing of any other kind or nature whatsoever which may be used in connection therewith to evidence any obligation of Seller or any Borrower to Buyer or its assigns, pursuant to this Agreement and to endorse any check or other instrument for the payment thereof. Seller does hereby forever renounce all rights to revoke this power of attorney or any of the above conferred upon Buyer or its assigns hereby or to appoint any other person to execute the said power.

            (B) Survival of Covenants, Agreements, Representations and Warranties; Successors and Assigns. All warranties, representations and covenants made by either party in this Agreement or in any other instrument delivered by either party to the other, including those made by third parties for the benefit of either party, shall be considered to have been relied upon by the other party (unless otherwise agreed in writing by the parties) and shall survive the termination of this Agreement. The Buyer reserves the right to proceed against third parties to enforce any representations, warranties and covenants made by them for the benefit of the Seller.

            (C) Severability. If any provision, or part thereof, of this Agreement is invalid or unenforceable under any law, such provision, or part thereof, is and will be totally ineffective to that extent, but the remaining provisions, or part thereof, will be unaffected.

            (D) Attorneys' Fees. However, anything to the contrary notwithstanding, in the event of any action at law, in equity, arbitration or otherwise between the parties in relation to this Agreement or any Loan or other instrument or agreement required or purchased or sold hereunder, the non-prevailing party, in addition to any other sums which such party shall be required to pay pursuant to the terms and conditions of this Agreement, at law, in equity, arbitration or otherwise shall also be required to pay to the prevailing party all costs and expenses of such litigation, including reasonable attorney fees.

            (E) Waivers. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as a further or continuing waiver of any such term, provision or condition, or of any other term, provision or condition of this Agreement.

            (F) Notice. Any notice or other communication in this Agreement provided or permitted to be given by one party to the other must be in writing and given by personal delivery or by depositing the same in the United States mail (certified mail, return receipt requested), or by delivery to a carrier who shall guarantee deliver of such parcel overnight to the addressee, addressed to the other party to be notified, postage prepaid. For purposes of notice, the addresses of the parties shall be as follows:

            BUYER: ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION One Astoria Federal Plaza
                              Lake Success, New York 11042 - 1085

            ATTENTION:
                              --------------------------------------------

            SELLER:           American Home Mortgage
                              --------------------------------------------

                              60 East 42nd Street
                              --------------------------------------------

                              New York, NY 10165
                              --------------------------------------------

                              --------------------------------------------

            ATTENTION:        Michael Strauss
                              --------------------------------------------

            The above address may be changed from time to time by written notice from one party to the other.

            (G) Insurance Prepayment. Insurance refund or credits of any kind whatsoever shall be the sole responsibility of the Seller in the event of prepayment of any Loan, cancellation of insurance or any other event requiring refunding or crediting of unearned insurance premiums. Upon the Buyer's demand, Seller shall pay to the Buyer, from the Seller's own funds, any required insurance premium rebate resulting from the prepayment, cancellation, refinancing or other termination of any Mortgage Loan. Upon such payment, Buyer shall assign in writing any rights it had to require that the insurer reimburse Buyer far any rebate made to Borrower.

            (H) Assignment. The Seller shall not, without the prior written consent of the Buyer, assign any of its rights or obligations hereunder.

            (I) Captions. Paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (J) Entire Agreement. This Agreement and the Exhibits attached hereto, and the documents referred to herein or executed concurrently herewith constitute the entire agreement between the parties regarding the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with respect thereto.

            (K) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of this paragraph shall not affect the provisions of any Note, Mortgage or Related Assets which cause the laws of the United States or any other state to be applicable. This Agreement shall be interpreted fairly in accordance with its provisions and without regard to which party drafted it.

            (L) Termination. This Agreement is terminable by either the Buyer or Seller upon ninety (90) days' written notice of termination to the non-terminating party. Upon such termination, Buyer must honor any outstanding commitments or Approval Advices issued to Seller and purchase all Loans subject to such commitment or Approval Advice in accordance with the terms of this Agreement and the terms of the commitment or Approval Advice. Notwithstanding the foregoing, Buyer has the option of terminating this Agreement immediately upon notice to the Seller upon the Seller's breach of any of the Representations and warranties contained in Article V of this Agreement, and Buyer shall have no obligation to honor any commitment or Approval Advice after such termination. Seller may terminate this Agreement immediately upon written notice to the Buyer upon the breach of any of Buyer's representations and warranties contained in
Article VII of this Agreement.

            (M) Arbitration, Jurisdiction and Venue. With respect to any controversy, argument or claim arising out of or relating to this Agreement, or any breach thereof (including, but not limited to, a request for emergency relief), the parties hereby consent to the exclusive jurisdiction of the New York Supreme Court Nassau County and waive personal service of any and all process on them and consent that all such service of process made by registered or certified mail or by a carrier who guarantees delivery of such parcel overnight directed to them at the address stated herein and service so made shall be deemed to be completed five (5) days after mailing. The parties waive trial by jury and waive any objection to jurisdiction and venue of any action instituted hereunder, agree not to assert any defense based on lack of jurisdiction or venue and consent to the granting of such legal or equitable relief as is deemed appropriate by the court, including, but not limited to, any emergency relief, injunctive or otherwise.

            However, anything to the contrary notwithstanding, except with respect to emergency relief, Buyer shall have the sole and exclusive option and discretion to have any controversy, argument or claim arising out of or relating to this Agreement, or any breach thereof, settled in Lake Success, New York in accordance with the Rules of the American Arbitration Association (as modified below), and judgment upon the award may be entered in any Court having jurisdiction thereof.

            The arbitration panel shall be made up of three members which shall be appointed: one by Buyer, one by Seller and the third by the first two arbitrators. Each arbitrator shall be a lawyer experienced in matters relating to real estate and mortgage banking. Discovery shall be permitted in connection with the arbitration proceeding within the reasonable discretion of the arbitration panel. The decision (award) shall be in writing and shall set forth the written decision (award) is based upon an error of law. The facts determined by the original panel will be final and no appeal of such findings may be made. Such appeal shall be taken to a three-member arbitration panel, the members of which shall be selected in accordance with the above-described procedures, and the panels review shall be limited to the application of the statutory and decisional laws of the State of New York (as modified by Paragraph XI(K) above) to the facts of the dispute as determined in writing by the original arbitration panel

            (N) Endorsements. In the event that the remedies or other terms outlined in this Agreement conflict with the terms of any endorsement by the Seller of any Note evidencing a Loan purchased by the Buyer from the Seller, including, but not limited to, an endorsement stating that the assignment of the
Note is without recourse, the remedies and terms of this Agreement shall govern and control.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        Buyer:  ASTORIA FEDERAL SAVINGS AND LOAN
                                                ASSOCIATION

                                                BY:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                        Seller: Michael Strauss, Inc. dba
                                                American Home Mortgage
                                                --------------------------------

                                                BY: /s/ Michael Strauss
                                                    ----------------------------
                                                    Name:  Michael Strauss
                                                    Title: President

                              OFFICER'S CERTIFICATE

            The undersigned, Leonard Schoen, a Vice President of Michael Strauss, Inc. dba American Home Mortgage (Seller), a New York corporation, hereby certifies in connection with that certain Master Agreement for Sale and Purchase of Loans dated April 19, 1994 (the "Master Agreement") by and between Astoria Federal Savings and Loan Association, a federally chartered savings and loan association ("Astoria"), and Michael Strauss, Inc. dba American Home Mortgage that the following individuals are authorized on behalf of Michael Strauss, Inc. dba American Home Mortgage to execute and deliver this Agreement; endorse Note(s), Mortgage(s), and Assignment(s); and authorize the bank accounts for Buyer to utilize for funding Loans.

                                                      FACSIMILE
NAME                          TITLE                   SIGNATURE

Michael Strauss               President               /s/ Michael Strauss
-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

      IN WITNESS WHEREOF, the undersigned has executed this certificate, this 19th day of April 1994.

                                        By: /s/ Leonard Schoen
                                            ------------------------------------

                                        Name: Leonard Schoen
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------

ATTEST:

By: /s/ Arthur Strauss
    -----------------------------------------

Name: Arthur Strauss
      ---------------------------------------

Title: Secretary of Michael Strauss, Inc. dba
       American Home Mortgage
       --------------------------------------

                             SECRETARY'S CERTIFICATE

            The undersigned, Arthur Strauss, a Secretary of Michael Strauss, Inc. dba American Home Mortgage (Seller), a New York corporation, hereby certifies in connection with that certain Master Agreement for Sale and Purchase of Loans dated April 19, 1994 (the "Master Agreement") by and between Astoria Federal Savings and Loan Association, a federally chartered savings and loan association ("Astoria"), and Michael Strauss, Inc. dba American Home Mortgage that the following individuals are authorized on behalf of Michael Strauss, Inc. dba American Home Mortgage to execute and deliver this Agreement; endorse Note(s), Mortgage(s), and Assignment(s); and authorize the bank accounts for Buyer to utilize for funding Loans.

                                                      FACSIMILE
NAME                          TITLE                   SIGNATURE

Michael Strauss               President               /s/ Michael Strauss
-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

-------------------           ------------------      --------------------------

            IN WITNESS WHEREOF, the undersigned has executed this certificate, this 19th day of April 1994.

                                        By: /s/ Arthur Strauss
                                            ------------------------------------

                                        Name: Arthur Strauss
                                              ----------------------------------

                                        Title: Secretary
                                               ---------------------------------

ATTEST:

By: /s/ Ray Weigold
    ------------------------------------

Name: Ray Weigold
      ----------------------------------

Title: Assistant Secretary of Michael Strauss, Inc. dba
       American Home Mortgage
       ------------------------------------------------

                                  ATTACHMENT A

                       Essential Mortgage File Documents

The following documents must be included in the package when submitted by the Seller to the Buyer for purchase:

1.    Original Note.

2.    Executed endorsement or Assignment of the Note.

3.    Loan Application (FNMA 1012).

4. Verification of Employment, Deposits and Income as expressed in the "Product Descriptions."

5.    Credit Reports as expressed in the "Product Descriptions."

6.    Appraisal Report as expressed in Exhibit C and the "Product Descriptions."

7.    Disclosure Statements, Federal and State.

8.    Rescission Documents.

9.    Fair Lending and Equal Credit Notices, Federal and State.

10.   Note and Disclosure Riders, when applicable.

11.   Certified or True Copy of the Mortgage or Deed of Trust.

12.   Original, Recordable Assignment of the Mortgage.

13. Preliminary Title Report and evidence that an ALTA policy will be issued. Survey, if applicable.

14. Evidence of Hazard Insurance and documentation showing proper coverage and loss payable endorsement has been ordered.

15. Evidence of delivery of Flood Insurance disclosures and Flood Insurance coverage with loss payable endorsement in effect or ordered. (Only if the subject property is in Flood Zone "A")

16.   Authorization to Release Information.

17.   Balloon Rider, if applicable.

                                  ATTACHMENT B

            General Underwriting Guidelines and Product Descriptions

Loans will be underwritten in accordance with the following guidelines.

[Insert Astoria Underwriting Parameters]

            Except as otherwise specified above or as otherwise agreed to by the parties from time to time in writing, all Loans will be underwritten and documented in accordance with the requirements of FNMA and FHLMC so as to allow such loans to be saleable to such agencies. Low document or no document Loans will not be purchased by the Buyer.

                                  ATTACHMENT C

                                APPROVAL ADVICE

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION              NOTICE OF UNDERWRITING
                                                          APPROVAL

================================================================================

Date:                                     Loan Number:
--------------------------------------------------------------------------------

To:                                       Lender Number:

                                          --------------------------------------
                                          Lender Loan Number:

================================================================================
Re:

--------------------------------------------------------------------------------

Astoria Federal Savings and Loan Association ("Buyer") is pleased to inform you that the above-referenced application has been approved for purchase under the Commitment Letter identified above, and in accordance with the contract for purchase between Buyer and Seller which contract is referenced in such Commitment Letter subject to the following terms and conditions. Buyer reserves the right to modify this approval, or to declare it null and void if any representations made in the loan application are incorrect or incomplete, if any material facts appear which have not been previously revealed to us, or if there is any adverse change in the Borrower's credit, outstanding obligations, or employment, or in the value or condition of the property securing the loan, prior to closing.
================================================================================
Basic Terms:
================================================================================
Appraised Value (Refi):          Loan Amount:                 Loan Type:

--------------------------------------------------------------------------------

Loan Term:                       Guaranteed Interest Rate:    Maximum Qualifying
                                                              Rate:

--------------------------------------------------------------------------------

Interest Rate Expiration Date:   Commitment Expiration Date:  Credit Documents
                                                              Expiration Date:

================================================================================

Security Instrument Riders:

Seller is required to attach all applicable riders to the security instruments.

Conditions of Approval:

The following conditions must be satisfied prior to purchase by Buyer. All conditions set forth in the above-referenced Commitment Letter and contract for purchase must also be satisfied.

The following conditions must be satisfied prior to closing:

This approval for purchase is subject to final review of any underwriting contingencies and the closing package by Astoria Federal Savings and Loan Association.

--------------------------------------------
Astoria Federal Savings and Loan Association
1 Astoria Federal Plaza
Lake Success, NY 11042

                                  ATTACHMENT D

                                  ENDORSEMENTS

Pay to the order of Astoria Federal
Savings and Loan Association,
without recourse.


------------------------------------
Officer Name and Title
Company Name

                                  ATTACHMENT D

                                  ENDORSEMENTS

Pay to the order of Astoria Federal
Savings and Loan Association,
without recourse.


------------------------------------
Officer Name and Title
Company Name